  EXHIBIT 99.1

BK Technologies Board, Chief Executive Officer and Chief Financial Officer Elect to Receive Common Stock in lieu of Cash Compensation

WEST MELBOURNE, FL, September 7, 2023 / BK Technologies Corporation (NYSE American: BKTI) today announced that the Company’s Board of Directors will be compensated entirely in BK Technologies common stock for their services in fiscal year 2023.  In addition, the Company announced that its Chief Executive Officer has elected to receive 50% of his base salary in Restricted Share Units ("RSUs”) and its Chief Financial Officer elected to receive 10% of his base salary in RSUs.

Kyle Cerminara, Chairman of BK Technologies, commented, “The Board and top executives of BK have elected to be compensated in common stock as a reflection of our confidence in the Company’s future success and reinforces our alignment with our shareholders.  Furthermore, this change will allow the Company to focus additional capital on maximizing the growth opportunities available in the market. BK continues to break sales and delivery records each quarter, and as we expand our new product and service offerings, including our BKR 9000 multiband radio and our suite of SaaS based public safety communications applications, our addressable market is poised to extend even further. My fellow directors and I are pleased to be receiving our compensation in BK Technologies stock, and we look forward to driving growth and value for our shareholders throughout 2023 and beyond.”

About BK Technologies

BK Technologies Corporation manufactures high-specification, American-made communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies. BK Technologies SaaS business focuses on new, innovative public safety smartphone services that will make the first responders safer or more productive. BK Technologies is honored to serve these heroes when every moment counts. The Company’s common stock trades on the NYSE American market under the symbol “BKTI”. Maintaining its headquarters and primary manufacturing facility in West Melbourne, Florida, BK Technologies can be contacted through its web site at www.bktechnologies.com or directly at 1-800-821-2900.

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Forward-Looking Statements

This press release contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our land mobile radio product line and SaaS business segment; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our new multiband product and other related products in the BKR Series product line and the Company's SaaS solutions; competition in the land mobile radio industry; general economic and business conditions, including higher inflation and its impacts, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the effects of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics and catastrophic events, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics and catastrophic events on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

Company Contact:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

bktechnologies@imsinvestorrelations.com

(203) 972-9200

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